Hartford Life Insurance Company Separate Account Seven:

File No. 333-101932	Hartford Leaders Series II/IIR/III
Wells Fargo Leaders Series I/IR/II
Hartford Leaders /Chase Series I/II
Classic Hartford Leaders
Hartford Leaders Select
Huntington Hartford Leaders
Hartford Select Leaders V
File No. 333-101937	Hartford Leaders Access Series II/IIR/III
File No. 333-101942	Hartford Leader Edge Series II/IIR/III
File No. 333-101948	Hartford Leaders Plus Series II/IIR/III
File No. 333-101954	Hartford Leaders Outlook Series II/IIR/III
Huntington Hartford Leaders Outlook Series II/IIR/III
Classic Hartford Leaders Outlook Series II/IIR/III
Wells Fargo Leaders Outlook Series I/IR/II
Hartford Leaders Select Outlook
Hartford Select Leaders Outlook Series III

Hartford Life and Annuity Insurance Company Separate Account Seven:

File No. 333-101933	Hartford Leaders Series II/IIR/III
Wells Fargo Leaders Series I/IR/II
Hartford Select Leaders V
File No. 333-101936	Hartford Leaders Access Series II/IIR/III
File No. 333-101943	Hartford Leader Edge Series II/IIR/III
File No. 333-101949	Hartford Leaders Plus Series II/IIR/III
File No. 333-101955	Hartford Leaders Outlook Series II/IIR/III
Wells Fargo Leaders Outlook Series I/IR/II
Hartford Select Leaders Outlook Series III

Supplement Dated July 26, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated July 26, 2007 to your Prospectus

The expense information for the following AIM V.I. Basic Value Fund, AIM V.I. Government Securities Fund, AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund in Appendix A – Section V. Annual Fund Operating Expenses is deleted and replaced with the following:

	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimburse- ment	Net Total Annual Operating Expenses
AIM V.I. Basic Value Fund – Series I (i)(ii)(iii)(iv)	0.67%	N/A	0.30%	0.00%	0.97%	0.00%	0.97%
AIM V.I. Government Securities Fund – Series I (i)(iv)(v)	0.46%	N/A	0.31%	0.00%	0.77%	0.04%	0.73%
AIM V.I. Large Cap Growth Fund – Series I (i)(ii)(iv)	0.69%	N/A	0.48%	0.00%	1.17%	0.15%	1.02%
AIM V. I. Small Cap Equity Fund – Series I (i)(ii)(iii)(iv)	0.75%	N/A	0.53%	0.01%	1.29%	0.13%	1.16%

(i)    Except as otherwise noted, figures shown in the table are for the year ended December 31, 2006 and are expressed as a percentage of the Fund’s average daily net assets.  There is no guarantee that actual expenses will be the same as those shown in the table.

(ii)   Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the Fund.  Pursuant to the new fee schedule, the Fund’s maximum annual advisory fee rate ranges from: 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion) for AIM V.I. Basic Value Fund and AIM V.I. Large Cap Growth Fund; and 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion) for AIM V. I. Small Cap Equity Fund.  Management Fees have been restated to reflect the new fee schedule.

(iii)  Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of investment companies in which the Fund invests.  You incur these fees and expenses indirectly through the valuation of the Fund’s investment in those investment companies.  As a result, the Net Annual Fund Operating Expenses listed above may exceed the limit on Total Annual Fund Operating Expenses, if any.  The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

(iv)  The Funds’ advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% for AIM V.I. Basic Value Fund, 0.73% for AIM V.I. Government Securities Fund, 1.01% for AIM V.I. Large Cap Growth Fund, and 1.15% for AIM V.I. Small Cap Equity Fund (as a result of a reorganization which occurred on May 1, 2007 the Fund’s expenses have been restated) of average daily net assets, respectively.  In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above:  (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (iv) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.  Currently, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash.  In addition, the Fund will also benefit from a one time credit to be used to offset future custodian expenses.  These credits are used to pay certain expenses incurred by the Fund.  This expense limitation agreement is in effect through April 30, 2009.

(v)   Acquired Fund Fees and Expenses have been restated to reflect the current fees.

The fund expense information for the following American Funds Bond Fund in Appendix A – Section V. Annual Fund Operating Expenses is deleted and replaced with the following:

Underlying Fund:	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
American Funds Bond Fund - Class 2*	0.42%	0.25%	0.01%	N/A	0.68%	N/A	0.68	%(10)

The footnote remains the same as noted in your prospectus.

The fund expense information for Franklin Flex Cap Growth Securities Fund, Franklin Large Cap Value Securities Fund, Franklin Rising Dividends Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin Strategic Income Securities Fund and Templeton Foreign Securities Fund in Appendix A – Section V. Annual Fund Operating Expenses is deleted and replaced with the following:

Underlying Fund:	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Franklin Flex Cap Growth Securities Fund - Class 2*	0.58%	0.25%	0.13%	0.03%	0.99%	0.03%	0.96	%(11)
Franklin Large Cap Value Securities Fund - Class 2*	0.45%	0.25%	0.24%	0.04%	0.98%	0.04%	0.94	%(13)
Franklin Rising Dividends Securities Fund - Class 2*	0.60%	0.25%	0.02%	0.01%	0.88%	0.01%	0.87	%(14)
Franklin Small-Mid Cap Growth Securities Fund - Class 2*	0.48%	0.25%	0.29%	0.01%	1.03%	0.01%	1.02	%(16)
Franklin Strategic Income Securities Fund - Class 1*	0.39%	N/A	0.24%	0.01%	0.64%	0.01%	0.63	%(16)
Templeton Foreign Securities Fund – Class 2 *	0.63%	0.25%	0.15%	0.03%	1.06%	0.03%	1.03	%(15)

The footnotes remain the same as noted in your prospectus.

This supplement should be retained with the prospectus for future reference.

HV-6133